The Glenmede Fund, Inc.
Secured Options Portfolio
Supplement dated May 20, 2011 to the
Equity Portfolios Prospectus dated February 28, 2011
and the
Statement of Additional Information
dated February 28, 2011
The sixth sentence in the “Principal Investment Strategies” section on page 18 of the prospectus is hereby deleted and replaced with the following:
The Portfolio is called “Secured Options” because the call and put options it writes will be covered by owning the security underlying the option, holding an offsetting option, segregating cash or other liquid assets at not less than the full value of the option or the exercise price, and/or using other permitted coverage methods.
Additionally, the first sentence in the “Secured Options Portfolio” section on page 7 of the Statement of Additional Information is hereby deleted and replaced with the following:
The Portfolio is called “Secured Options” because the call and put options it writes will be covered by owning the security underlying the option, holding an offsetting option, segregating cash or other liquid assets at not less than the full value of the option or the exercise price, and/or using other permitted coverage methods described below.
Additionally, the second sentence in the “Covering Call Options” section on page 15 of the Statement of Additional Information is hereby deleted and replaced with the following:
The SEC staff has indicated that a written call option on a security may be covered if a mutual fund: (1) owns the security underlying the call until the option is exercised or expires; (2) holds a call on the same security as the call written with an exercise price (a) no greater than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or other liquid assets designated on the Portfolio’s records or placed in a segregated account with the Portfolio’s custodian; (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated); or (4) segregates cash or other liquid assets on the Fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily.
Additionally, the third paragraph on page 16 under the “Options on Securities Indices” section of the Statement of Additional Information is hereby deleted and replaced with the following:
When a Portfolio sells a call option on a securities index, it is also required to “cover” the option by: (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing a call option on the same index with an exercise price no greater than the exercise price of the written option (or designating or segregating cash or other liquid assets in the amount of the difference); or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, or other liquid assets equal in value to the aggregate contract price of the call option (the current index value times the specific multiple).